   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 9, 1996
                                                      REGISTRATION NO. 333-10451
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               -----------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               -----------------

                     FIRSTPLUS HOME IMPROVEMENT LOAN TRUSTS
                    (Issuer with respect to the Securities)

                        FIRSTPLUS INVESTMENT CORPORATION
                  (Originator of the Trusts described herein)
             (Exact name of Registrant as specified in its charter)

                NEVADA                                               75-2596063
     (State or other jurisdiction of                               (I.R.S. Employer
      incorporation or organization)                              Identification No.)

                                      -----------------

     3773 HOWARD HUGHES PARKWAY,                                    MICHAEL ORENDORF
             SUITE 300N                                   C/O FIRSTPLUS INVESTMENT CORPORATION
        LAS VEGAS, NEVADA 89109                          3773 HOWARD HUGHES PARKWAY, SUITE 300N
            (702) 892-3772                                      LAS VEGAS, NEVADA  89109
(Address, including zip code, and telephone                           (702) 892-3772
number, including area code, of Originator's         (Name, address, including zip code, and telephone
      principal executive offices)                   number, including area code, of agent for service
                                                            with respect to the Registrant)

                                       -----------------

                                             COPIES TO:

            RONALD M. MANKOFF, ESQ.                               MICHAEL B. THIMMIG, ESQ.
             1250 MOCKINGBIRD LANE                                ANDREWS & KURTH L.L.P.
            DALLAS, TEXAS  75247-4902                             4400 THANKSGIVING TOWER
                (214) 630-6006                                     DALLAS, TEXAS  75201
                                                                       (214) 979-4400

                               -----------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement as determined by market conditions and pursuant to Rule 415.
         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[x]
         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

                               -----------------

                       CALCULATION OF REGISTRATION FEE

========================================================================================================================
                                                            Proposed Maximum             Proposed             Amount of
       Proposed Title of              Amount to Be         Offering Price Per       Maximum Aggregate       Registration
  Securities to be Registered          Registered                Unit(1)            Offering Price (1)          Fee(2)
- ------------------------------------------------------------------------------------------------------------------------
    Asset Backed Securities          $1,241,625,000               100%                $1,241,625,000         $427,801.72
========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee on the basis of the proposed maximum offering price per unit.

(2) Excludes $344.83 that was previously paid to register $1,000,000 of Asset Backed Securities on August 19, 1996.

                               -----------------

         THIS REGISTRATION STATEMENT SHALL HEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED.

         PURSUANT TO RULE 429 OF THE GENERAL RULES AND REGULATIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE PROSPECTUS WHICH IS PART OF THIS REGISTRATION STATEMENT IS A COMBINED PROSPECTUS RELATING ALSO TO $758,375,000
OF SECURITIES REGISTERED UNDER REGISTRATION STATEMENT NO. 33-73748 AND
REMAINING UNISSUED AS OF THE DATE HEREOF. THE REGISTRATION FEE FOR THE SECURITIES REGISTERED UNDER REGISTRATION STATEMENT NO. 33-73748 WAS PAID UPON THE FILING WITH THE COMMISSION OF SAID REGISTRATION STATEMENT.
================================================================================

                                    PART II

INFORMATION NOT REQUIRED TO BE IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Estimated expenses in connection with the issuance and distribution of the securities, other than underwriting discounts and commissions*, are as follows:


Registration Fee -- Securities and Exchange Commission  . . . . . . . . . . . . . . . . . . . . . . . . . . $  428,146.55
Printing and Engraving Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    600,000.00
Accounting Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    100,000.00
Legal Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    400,000.00
Trustee Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20,000.00
Blue Sky Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10,000.00
Rating Agency Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    900,000.00
Miscellaneous Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41,835.45
                                                                                                            -------------
         Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $2,500,000.00
                                                                                                            =============


- ---------
* To be provided for each Series of Securities on the cover page of the related Prospectus Supplement.


ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS


         The forms of Underwriting Agreement filed as Exhibits 1.1 and 1.2 hereto provide for indemnification of FIRSTPLUS INVESTMENT CORPORATION (the "Company"), each of its officers who signs this Registration Statement, and each person who controls the Company within the meaning of the Securities Act of 1933 (the "Securities Act") or the Securities and Exchange Act of 1934 (the "Exchange Act") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(a) written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation of the Registration Statement related to the offered securities of the applicable series as it became effective or in a any amendment or supplement thereof, or in such Registration Statement, in the related Preliminary Prospectus or the related Final Prospectus or in any amendment thereof, or in the Form 8-K referred to in such Final Prospectus or (b) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) delivered to prospective investors by such Underwriter, including any Computational Materials or ABS Term Sheets that are furnished to the Company by such Underwriter pursuant to the Underwriting Agreement and incorporated by reference in the Registration Statement, the related Preliminary Prospectus or the related Final Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Mortgage Pool Error, other than a Corrected Mortgage Pool Error, as such terms are defined in the Underwriting Agreement).


         The Articles of Incorporation and By-Laws of the Company (Exhibit 3.1 and 3.2, respectively) provide that the Company shall indemnify its officers and directors and may, in the discretion of the Board of Directors, indemnify its other employees and agents to the fullest extent permitted by Nevada statutory and decisional law if any such person was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, partner, venturer, proprietor, trustee, employee or agent of another company, partnership, joint venture, trust, limited liability company or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

ITEM 16.  EXHIBITS

  Exhibit
  Number
  -------


      1.1   Form of Underwriting Agreement (Pass-Through Certificates)(6)

      1.2   Form of Underwriting Agreement (Notes and Certificates)*


      3.1 Amended and Restated Articles of Incorporation of FIRSTPLUS INVESTMENT CORPORATION, as amended (1)

      3.2   By-Laws (2)

      4.1   Form of Pooling and Servicing Agreement (2)

      4.2   Form of Indenture *

      4.3   Form of Trust Agreement *

      5.1 Opinion of Andrews & Kurth L.L.P. regarding the legality of the Pass-Through Certificates (3)

      5.2 Opinion of Andrews & Kurth L.L.P. regarding the legality of the Notes *

      5.3 Opinion of Andrews & Kurth L.L.P. regarding the legality of the Certificates*

      8.1   Opinion of Andrews & Kurth L.L.P. regarding tax matters (3)

      8.2 Opinion of Andrews & Kurth L.L.P. regarding tax matters (Notes and Certificates)*

     10.1   Representative Form of Mortgage Note (3)

     10.2   Representative Form of Mortgage (3)

     10.3 Representative Form of Retail Installment Contract, Note and Disclosure Statement (3)

     10.4   Specimen of Certificate Insurance Policy (2)

     10.5   Form of Subservicing Agreement (2)

     10.6   Form of Loan Sale Agreement (2)

     10.7   Form of Sale and Servicing Agreement *

     10.8   Form of Administration Agreement *

     10.9   Form of Agreement with Clearing Agency (2)

     23.1 Consent of Andrews & Kurth L.L.P. (included as part of Exhibits 5.1, 5.2 and 8.1)

     24.1   Power of Attorney (4)

     99.1 Form of Prospectus Supplement for Asset-Backed Certificates (filed with the related Prospectus) (5)

     99.2 Form of Prospectus Supplement for Asset-Backed Securities (filed with the related Prospectus) (5)

- ------------------
* Filed herewith.

(1) Previously filed with the Commission as an exhibit to the Registrant's Amendment No. 2 to Form S-3 Registration Statement (File No. 33-65373) on May 10, 1996 and incorporated by reference herein.

(2) Previously filed with the Commission as an exhibit to the Registrant's Form S-3 Registration Statement (File No. 33-65373) on December 22, 1995 and incorporated by reference herein.

(3) Previously filed with the Commission as an exhibit to the Registrant's Amendment No. 1 to Form S-3 Registration Statement (File No. 33-65373) on April 23, 1996 and incorporated by reference herein.

(4) Previously filed with the Commission on page II-5 on the Registrant's Form S-3 Registration Statement (File No. 333-10451) on August 19, 1996 and incorporated by reference herein.

(5) Previously filed with the Commission as an exhibit to the Registrant's Form S-3 Registration Statement (File No. 333-10451 on August 19, 1996 and incorporated by reference herein.

(6) Previously filed with the Commission as Exhibit 1.1 to the Registrant's Current Report on Form 8-K dated as of July 9, 1996 and incorporated by reference herein.


ITEM 17.  UNDERTAKINGS

         (a)     The Company hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act"); (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that no such post-effective amendment shall be required in the information which would be required by clauses (i) and (ii) is contained in periodic reports filed by the Company pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in this Registration Statement.

                 (2) That for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of competent jurisdiction the question whether such indemnification by it is against public policy as expressed int he 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the 1933 Act, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement No. 333-10451 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on the 9th day of September, 1996.


                              FIRSTPLUS INVESTMENT CORPORATION



                              By: /s/ Christopher J. Gramlich
                                  ----------------------------------------------
                                  Christopher J. Gramlich, Senior Vice President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  Signature                                      Title                              Date
                  ---------                                      -----                              ----
 Kirk R. Phillips*                                       Director and President               September 9, 1996
 -----------------------------------------------------   (Principal Executive Officer)
 Kirk R. Phillips



 Mark J. Landry*                                         Director, Treasurer and Chief        September 9, 1996
 -----------------------------------------------------   Financial Officer (Principal
 Mark J. Landry                                          Financial Officer and Principal
                                                         Accounting Officer)



 Larry G. Studinski*                                     Director                             September 9, 1996
 -----------------------------------------------------
 Larry G. Studinski



 Steven A. Rubin*                                        Director                             September 9, 1996
 -----------------------------------------------------
 Steven A. Rubin



 *By:  /s/ Christopher J. Gramlich
       -----------------------------------------------
       Christopher J. Gramlich
       Attorney-in-Fact

                                 EXHIBIT INDEX


  Exhibit
  Number                  Description
  ------                  -----------
      1.1   Form of Underwriting Agreement (Pass Through Certificates)(6)

      1.2   Form of Underwriting Agreement (Notes and Certificates)*

      3.1   Amended and Restated Articles of Incorporation of FIRSTPLUS INVESTMENT CORPORATION, as amended (1)

      3.2   By-Laws (2)

      4.1   Form of Pooling and Servicing Agreement (2)

      4.2   Form of Indenture *

      4.3   Form of Trust Agreement *

      5.1   Opinion of Andrews & Kurth L.L.P. regarding the legality of the Pass-Through Certificates (3)

      5.2   Opinion of Andrews & Kurth L.L.P. regarding the legality of the Notes *

      5.3   Opinion of Andrews & Kurth L.L.P. regarding the legality of the Certificates*

      8.1   Opinion of Andrews & Kurth L.L.P. regarding tax matters (3)

      8.2   Opinion of Andrews & Kurth L.L.P. regarding tax matters (Notes and Certificates)*

     10.1   Representative Form of Mortgage Note (3)

     10.2   Representative Form of Mortgage (3)

     10.3   Representative Form of Retail Installment Contract, Note and Disclosure Statement (3)

     10.4   Specimen of Certificate Insurance Policy (2)

     10.5   Form of Subservicing Agreement (2)

     10.6   Form of Loan Sale Agreement (2)

     10.7   Form of Sale and Servicing Agreement *

     10.8   Form of Administration Agreement *

     10.9   Form of Agreement with Clearing Agency (2)

     23.1   Consent of Andrews & Kurth L.L.P. (included as part of Exhibits 5.1, 5.2 and 8.1)

     24.1   Power of Attorney (4)

     99.1   Form of Prospectus Supplement for Asset-Backed Certificates (filed with the related Prospectus) (5)

     99.2   Form of Prospectus Supplement for Asset-Backed Securities (filed with the related Prospectus) (5)


- -------------------
* Filed herewith.

(1) Previously filed with the Commission as an exhibit to the Registrant's Amendment No. 2 to Form S-3 Registration Statement (File No. 33-65373) on May 10, 1996 and incorporated by reference herein.

(2) Previously filed with the Commission as an exhibit to the Registrant's Form S-3 Registration Statement (File No. 33-65373) on December 22, 1995 and incorporated by reference herein.

(3) Previously filed with the Commission as an exhibit to the Registrant's Amendment No. 1 to Form S-3 Registration Statement (File No. 33-65373) on April 23, 1996 and incorporated by reference herein.

(4) Previously filed with the Commission on page II-5 on the Registrant's Form S-3 Registration Statement (File No. 333-10451) on August 19, 1996 and incorporated by reference herein.

(5) Previously filed with the Commission as an exhibit to the Registrant's Form S-3 Registration Statement (File No. 333-10451 on August 19, 1996 and incorporated by reference herein.


(6) Previously filed with the Commission as Exhibit 1.1 to the Registrant's Current Report on Form 8-K dated as of July 9, 1996 and incorporated herein by reference.